ACCOUNTS RECEIVABLE, NET - Schedule of allowance for doubtful accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
ACCOUNTS RECEIVABLE, NET
Balance at beginning of the year	$ 2,890	$ 3,150	$ 3,797
Addition	130	100	234
Reverse	(249)	(380)	(875)
Write off	265
Exchange rate adjustment	(83)	20	(6)
Balance at end of the year	$ 2,953	$ 2,890	$ 3,150